SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 March 22, 2005
                Date of Report (Date of earliest event reported)


                                SOYO GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                       333-42036              95-4502724
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)


                            1420 South Vintage Avenue
                         Ontario, California 91761-3646
          (Address of principal executive offices, including zip code)


                                 (909) 292-2500
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

Item 3.02   Unregistered Sales of Equity Securities
            ---------------------------------------

         (a) The transaction was completed on March 22, 2005. An accredited investor, Ever-Green Technology (Hong Kong) Co., Ltd., purchased 500,000 unregistered shares of our common stock, $0.001 par value per share (the "Shares") and common stock purchase warrants to purchase 100,000 shares of our common stock exercisable at $1.50 per share at any time until March 22, 2008 (the "Warrants").

         (b) No underwriter, placement agent, or finder was involved in the transaction. There was only a single accredited investor named in paragraph (a), above.

         (c) The total offering price was $500,000, which was paid in cash. No underwriting discounts or commissions were paid.

         (d) We relied on the exemption from registration provided by Sections 4(2) and 4(6) under the Securities Act of 1933. We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided the accredited investor with disclosure of all aspects of our business, including our reports filed with the Securities and Exchange Commission. We believe that the accredited investor obtained all information regarding SOYO Group, Inc. it requested, received answers to all questions it had, and otherwise understood the risks of acquiring our securities for investment purposes.

         (e) The common stock issued to the accredited investor is not convertible or exchangeable for other securities. Each common stock warrant issued in this transaction is exercisable to purchase one share of common stock at an exercise price of $1.50 per share and expires on March 22, 2008. If the accredited investor exercises all of the warrants before March 22, 2008, we will receive an additional $150,000 ($1.50 per share).

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     SOYO GROUP, INC.
                                                     ----------------
                                                       (Registrant)




Date:  March 28, 2005                       By: /s/ NANCY CHU
     ----------------                          ---------------------------------
                                               Nancy Chu, CFO